UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 7, 2010

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	001-09718	25-1435979
(state or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(c).

On September 7, 2010, The PNC Financial Services Group, Inc. issued a press release announcing that Senior Vice Chairman William S. Demchak was assuming supervisory responsibility for all PNC businesses, including the Asset Management Group and Retail Banking. Mr. Demchak will retain his current responsibilities for Corporate & Institutional Banking and Asset & Liability Management.

The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K is incorporated by reference to PNC’s proxy statement for its 2010 annual meeting of shareholders.

A copy of the press release is included in this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

9.01(d).

99.1	Press release dated September 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: September 7, 2010	By:	/S/ SAMUEL R. PATTERSON
Samuel R. Patterson
Senior Vice President and Controller

Exhibit Index

Number	Description

99.1	Press release dated September 7, 2010.

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